UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 24, 2007

BankGreenville Financial Corporation
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

333-127409	20-2645711
(Commission File Number)	(IRS Employer Identification No.)

499 Woodruff Road, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 335-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2007, BankGreenville Financial Corporation, the holding company for BankGreenville, issued letter to shareholders announcing its financial results for the quarter ended September 30, 2007.

A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

ITEM 9.01                    FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Letter to Shareholders for the quarter ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKGREENVILLE FINANCIAL CORPORATION

By:	/s/ Paula S. King
Name:	Paula S. King
Title:	Chief Financial Officer

Dated: October 26, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter to Shareholders for the quarter ended September 30, 2007.